SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 10, 2008

                              WINTHROP REALTY TRUST
             (Exact Name of Registrant as Specified in Its Charter)

                                      Ohio
                 (State or Other Jurisdiction of Incorporation)

          001-06249                                       34-6513657
   ------------------------                 ------------------------------------
   (Commission File Number)                 (I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts       02114
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (617) 570-4614
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                       n/a
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

      On March 12, 2008, Winthrop Realty Trust (the "Issuer") issued a press release announcing its financial results for the three months and year ended December 31, 2007. A copy of the release is furnished as Exhibit 99.1 to this Report on Form 8-K.

      The information in this section of this Report on Form 8-K and Exhibit
99.1 attached hereto shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 7.01. Regulation FD Disclosure.

      On March 12, 2008, the Issuer's management discussed the Issuer's financial results on a conference call with analysts and investors. A transcript of the conference call is furnished herewith as Exhibit 99.2.

      The information in this section of this Report on Form 8-K and Exhibit
99.2 attached hereto shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

      On March 10, 2008, Concord Debt Holdings LLC, a venture in which the Issuer holds a 50% ownership interest, issued a press release announcing the entering into of a $100 million revolving credit facility. The foregoing description is qualified in its entirety by reference to the press release issued March 10, 2008, which is attached as Exhibit 99.3 to this Current Report on Form 8-K.

      On March 11, 2008, the Issuer announced that its Board of Trustees has declared its regular quarterly dividend of $0.065 per common share which dividend is payable on April 15, 2008 to common shareholders of record on March 31, 2008. The foregoing description is qualified in its entirety by reference to the press release issued March 11, 2008, which is attached as Exhibit 99.4 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

      (c)   Exhibits

      99.1  Press Release dated March 12, 2008
      99.2  Transcript of conference call held March 12, 2008
      99.3  Press Release dated March 10, 2008
      99.4  Press Release dated March 11, 2008

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 13th day of March, 2008.


                                        WINTHROP REALTY TRUST


                                        By: /s/ Michael L. Ashner
                                            ------------------------------------
                                            Michael L. Ashner
                                            Chairman and Chief Executive Officer